SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2010

PrismOne Group, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-147835	20-8768424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2295 South Hiawassee Rd., Suite 418 , Orlando, FL	32835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  321-292-1000
___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01	Other Events

On January 21, 2010 and on February 2, 2010, we announced a pending agreement to acquire Professional Interactive Entertainment and its related entity known as “GGL Global Gaming.”  Although we entered into a letter agreement with these parties, we were unable to reach an accord regarding certain material terms of the proposed acquisition.  After further review of the proposed transaction, both parties determined not to proceed with consummation of the transaction.  Accordingly, on Juen 24, 2010, we entered into a written cancellation of the prior letter agreement and exchanged mutual releases with Professional Interactive Entertainment Corp.

SECTION 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Cancellation of Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrismOne Group, Inc

/s/ Samir K. Burshan
Samir K. Burshan
Chief Executive Officer

Date:         July 15, 2010